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                                                                   EXHIBIT 10.26

                           MERCANTILE BANK CORPORATION
                     INDEPENDENT DIRECTOR STOCK OPTION PLAN


         1. Name and Purpose. This plan shall be called the Mercantile Bank Corporation Independent Director Stock Option Plan (the "Plan"). The Plan is intended to (a) encourage stock ownership by Independent Directors (as defined below) of Mercantile Bank Corporation (the "Company") or any of the Company's subsidiaries that adopts this Plan (individually, a "Subsidiary" and collectively, the "Subsidiaries"), (b) to provide such directors with an additional incentive to effectively manage the Company and/or the Subsidiaries and to contribute to their success, and (c) to provide a form of compensation which will attract and retain highly qualified individuals to serve as directors.

         2. Effective Date and Term of the Plan. The Plan shall become effective with respect to the Company upon the date of its approval (the "Effective Date") by the Company's Board of Directors (the "Company Board"), and shall become effective with respect to a Subsidiary upon the date of its approval by the Board of Directors of the Subsidiary. However, the Plan is subject to approval by the Company's stockholders, and if such stockholder approval is not granted within twelve (12) months of the Effective Date, the Plan shall terminate. Grants of options may be made prior to such stockholder approval, but any options granted shall not be exercisable prior to such stockholder approval, and shall automatically terminate if stockholder approval is not given. Options may not be granted under the Plan after the tenth anniversary of the Effective Date (the "Term"); provided, however, that all options outstanding as of that date shall remain or become exercisable pursuant to their terms and the terms of the Plan. The Company Board and the Boards of Directors of all of the Subsidiaries are collectively referred to in this Plan from time to time as the "Board of Directors" or the "Board," and the stockholders of the Company and of the Subsidiaries are collectively referred to in this Plan from time to time as the "Stockholders."

         3. Administration. The Plan shall be administered by a Committee of not less than three (3) members of the Company Board (the "Committee"), none of whom may be an employee of the Company or any subsidiary of the Company, and each of whom must qualify as a Nonemployee Director, as defined in Rule 16b-3(b)(3) promulgated by the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934, as amended (the "34 Act"). The members of the Committee shall be appointed by the Company Board.

         The Committee may, from time to time, establish such regulations, provisions and procedures, within the terms of the Plan, as in the opinion of its members may be advisable in the administration of the Plan. The Committee shall keep minutes of its meetings. A majority of the Committee shall constitute a quorum, and the acts of a majority of a quorum at any meeting, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.




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         The interpretation and construction by the Committee of any provisions of the Plan or of any option granted pursuant to the Plan shall be final and binding upon the Company, each Subsidiary, the Board of Directors, the Stockholders, any optionee and any Permitted Transferee (as defined below). No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted pursuant thereto.

         4. Participation. Subject to the limitations contained in this Section 4, any Independent Director, may be granted options to purchase shares of the Company's common stock ("Common Stock") in accordance and consistent with the terms and conditions of the Plan. An optionee or a Permitted Transferee may hold more than one option, but only on the terms and subject to the restrictions hereafter set forth. The Committee shall from time to time determine (from those who are eligible) the directors to be granted options, the amount of stock to be optioned to each director, and the terms and conditions of the options to be granted. The amount and other terms and conditions of options granted to a director at any given time need not be the same as for any other grant of options. An Independent Director is any director of the Company or a Subsidiary who (a) is not a contractual nor common law employee of the Company or a Subsidiary or any of their subsidiaries, (b) qualifies as a Nonemployee Director, as defined in Rule 16b-3(b)(3) promulgated by the SEC pursuant to the 34 Act, and (c) does not directly or indirectly own beneficially more than five percent (5%) of any outstanding security of the Company or a Subsidiary (including being a stockholder, owner, partner, director or holder of more than ten percent (10%) of the equity or capital of any entity which owns beneficially more than five percent (5%) of any outstanding security of the Company or a Subsidiary).

         5. Stock Available for Options. Subject to the adjustments as provided in Section 6(h), the aggregate number of shares of Common Stock (the "Shares") reserved for purposes of the Plan shall be sixty-five thousand (65,000) authorized and unissued Shares or issued Shares reacquired by the Company. Determinations as to the number of Shares that remain available for issuance under the Plan shall be made in accordance with such rules and procedures as the Committee shall determine from time to time, which shall be consistent with the requirements of Rule 16b-3 promulgated by the SEC pursuant to the 34 Act, and interpretations thereof. If any outstanding option under the Plan expires or is terminated for any reason before the end of the Term of the Plan, the Shares allocable to the unexercised portion of such option shall become available for the grant of other options under the Plan. No Shares delivered to the Company in full or partial payment upon exercise of an option pursuant to Section 6(d) shall become available for the grant of other options under the Plan.

         6. Terms and Conditions of Options. Each option granted under this Plan shall be evidenced by an agreement ("Option Agreement" or "Agreement") in such form as the Committee shall from time to time approve. No person shall have any right with respect to the grant of an option unless and until he or she has executed an Option Agreement. Option Agreements shall comply with and be subject to the following conditions:

                  (a) Optionee's Agreement. Each optionee shall agree to continue to serve as a director of the Company or a Subsidiary for the lesser of at least twelve (12) months from the date of the grant of the option or for the remainder of optionee's term as a director ("Minimum Service Requirement"). Such agreement shall not impose upon the



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         Company, a Subsidiary, the Board of Directors or the Stockholders any
         obligation to retain the optionee as a director for any period.

                  (b) Number of Shares and Term of Options. Each option shall state the number of Shares of the Common Stock of the Company to which it pertains. The term of each option shall be for a period of not greater than ten (10) years from the date of grant of the option.

                  (c) Option Price. The exercise price of each option shall not be less than one hundred twenty-five percent (125%) of the Fair Market Value of the Shares of Common Stock on the date of the grant of the option. For the purpose of this Section 6(c), the "Fair Market Value" per Share shall be the closing price on the national market list as quoted in the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on the day the option is granted or if no sale of Shares is reflected in NASDAQ on that day, on the next preceding day on which there was a sale of Shares reflected in NASDAQ. If the Shares are not traded in the over-the-counter market but are listed upon an established stock exchange or exchanges, "Fair Market Value" shall be deemed to be the closing price of the Shares on such stock exchange or exchanges on the day the option is granted or if no sale of the Shares shall have been made on any stock exchange on that day, on the next preceding day on which there was a sale of the Shares. If Shares are not actively traded in any recognized market, "Fair Market Value" shall be the average price per Share at which purchasers and sellers, none of whom are directors or officers of the Company or any of its Subsidiaries, bought and sold Shares during the three (3) preceding months in transactions known to management of the Company involving one hundred (100) or more Shares, or if there have been no such transactions, the "Fair Market Value" shall be determined in good faith by the Committee.

                  (d) Medium of Payment. The option price shall be payable to the Company either (i) in United States dollars in cash or by check, bank draft, or money order payable to the order of the Company, (ii) through the delivery of Shares of the Company's Common Stock with a Fair Market Value on the date of the exercise equal to the option price, provided such Shares are utilized as payment to acquire at least one hundred (100) Shares of Common Stock, or (iii) by a combination of
         (i) and (ii) above. For the purpose of this Section 6(d), "Fair Market Value" will be determined in the manner specified in Section 6(c), except as to the date of determination, which shall be the date of exercise.

                  (e) Exercise of Options. Except as otherwise provided in
         Section 6(h) or as otherwise provided below, no option shall vest, either in whole or in part, prior to the expiration of sixty (60) months from the date of the grant of the option. Provided, however, that if an optionee has fulfilled his or her Minimum Service Requirement under Section 6(a) and the optionee (i) dies, (ii) resigns as a director because of a permanent and total disability preventing his or her continued service (as determined by the Committee in its sole discretion), or (iii) retires as a director upon or after reaching a normal retirement age (as determined by the Committee in its sole discretion), all options held by the optionee or his or her Permitted Transferee(s) shall immediately vest and be exercisable. Termination of service as a director for any of the reasons specified in (i), (ii), or
         (iii) above constitutes an "Immediate Vesting Termination." An option shall only be exercisable to the extent that it has vested. Subject to the foregoing, the Committee







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         shall have the authority to determine, at the time of the grant of each option, the times at which an option shall vest and be exercisable and any conditions precedent to the exercise of an option. Once vested, an option shall be exercisable upon written notice to the Chief Financial Officer of the Company, as to any or all Shares covered by the option, until its termination or expiration in accordance with the terms of the Agreement and the provisions of the Plan. Notwithstanding the foregoing, an option shall not at any time be exercisable with respect to less than one hundred (100) Shares unless the remaining Shares covered by the option are less than one hundred (100) Shares and the option is exercised with respect to all such remaining Shares. The purchase price of the Shares purchased pursuant to an option shall be paid in full upon delivery to the optionee or a Permitted Transferee of certificates for such Shares. Exercise by an optionee's heir or personal representative or any Permitted Transferee shall be accompanied by evidence of his or her authority to act, in a form reasonably satisfactory to the Company.

                  (f) Options Transferable. Except as otherwise specifically provided in this Section 6(f), options may not be transferred, assigned, pledged or hypothecated in any way and shall not be subject to execution, levy, attachment or similar process; and any attempted transfer, assignment, pledge, hypothecation, or other disposition of an option or any execution, levy attachment or similar process upon an option shall be null and void and without effect. The Committee may, in its discretion, authorize all or a portion of the options granted to an optionee to be on terms which permit the transfer of such options by the optionee to (i) the spouse, children or grandchildren of the optionee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of the optionee and/or one or more of such Immediate Family Members, or (iii) a partnership or limited liability company in which the optionee and/or one or more of such Immediate Family Members are the only partners or members. (The persons or entities described in (i) through (iii) above shall be referred to as "Permitted Transferees"). However, (i) there may be no consideration for any such transfer, (ii) the Option Agreement pursuant to which such options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 6(f), and
         (iii) subsequent transfers of transferred options pursuant to this
         Section 6(f) shall be prohibited. Following a permitted transfer, (i) any transferred options shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer, and (ii) without limiting the generality of the foregoing, the events of termination of service of Section 6(g) and the vesting requirements of Section 6(e) shall continue to be applied with reference to the original optionee. The Company shall not be obligated to notify any Permitted Transferee of the expiration or termination of any option. No option may be transferred except strictly in accordance with the terms and conditions set forth above and any additional terms and conditions set forth in the relevant Agreement.

                  (g) Termination of Service as Director. In the event an optionee shall cease to serve the Company or a Subsidiary as a director for any reason other than by reason of an Immediate Vesting Termination, each option held by the optionee or his or her Permitted Transferee(s) shall terminate to the extent not vested immediately prior to such termination of service. If an optionee ceases to be a director of the Company or a Subsidiary by reason of an Immediate Vesting Termination, each option held by the optionee or his or her Permitted Transferee(s) shall be fully vested. Following an optionee's termination of service as a director for any reason, any options held by the




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         optionee or his or her Permitted Transferee(s) shall, to the extent vested, be exercisable, for the shorter of the following periods: (i) a period of one (1) year from the date of the optionee's termination of service as a director, or (ii) the remaining term of the option, subject to limitations imposed by the Plan. In the event of termination as a result of death, the option may be exercised by the personal representative of the optionee's estate or by any person or persons who have acquired the option directly from the optionee by bequest or inheritance or by a Permitted Transferee(s). If an optionee dies during the exercise period following cessation of service as a director, the option, to the extent vested, may be exercised any time within one (1) year after the optionee's death, subject to the prior expiration of the term of the option and other limitations imposed by the Plan.

                  (h) Adjustment in Shares Covered by Option. The number of Shares covered by each outstanding option, and the purchase price per Share thereof, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares resulting from a split in or combination of Shares or the payment of a stock dividend on the Shares or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company.

                  If the Company is the surviving corporation in any merger or consolidation or if the Company is merged into a wholly-owned subsidiary solely for purposes of changing the Company's state of incorporation, each outstanding option shall pertain to and apply to the securities to which a holder of the number of Shares subject to the option would have been entitled. A dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation, except as provided above, shall cause each outstanding option to terminate, provided, that each outstanding option shall become fully vested and be exercisable immediately prior to such dissolution or liquidation, or such merger or consolidation.

                  To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination shall be final, binding and conclusive. Any such adjustment may provide for the elimination of any fractional Shares which might otherwise become subject to an option.

                  Except as expressly provided in this Section 6(h), an optionee or a Permitted Transferee shall have no rights by reason of any split or combination of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spinoff of assets or stock of another corporation, and any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of stock subject to the option.

                  The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.




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                  (i) Rights of a Stockholder. An optionee or a Permitted
         Transferee shall have no rights as a Stockholder with respect to any Shares covered by his or her option until the date on which he or she becomes the holder of record of such Shares. No adjustment shall be made for dividends, distributions, or other rights for which the record date is prior to the date on which he or she shall have become the holder of record thereof, except as provided in Section 6(h).

                  (j) Postponement of Delivery of Shares and Representations. The Company, in its discretion, may postpone the issuance and/or delivery of Shares upon any exercise of an option until completion of the registration or other qualification of such Shares under any state and/or federal law, rule or regulation as the Company may consider appropriate, and may require any person exercising an option to make such representations, including, without limitation, a representation that it is his or her intention to acquire the Shares for investment and not with a view to distribution thereof, and furnish such information as it may consider appropriate in connection with the issuance or delivery of the Shares in compliance with applicable laws, rules, and regulations. In such event, no Shares shall be issued to such holder unless and until the Company is satisfied with any such representations.

                  (k) Other Provisions. The Option Agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the option, as the Committee shall deem advisable.

         7. Adjustments in Shares Available for Options. The adjustments in number and kind of shares and the substitution of shares, affecting outstanding options in accordance with Section 6(h), shall also apply to the number and kind of shares reserved for issuance pursuant to the Plan, but not yet covered by options.

         8. Amendment of the Plan. The Committee, insofar as permitted by law, shall have the right from time to time, with respect to any Shares at the time not subject to options, to suspend or discontinue the Plan or revise or amend it in any respect whatsoever, except that, without approval of the Board of Directors and the stockholders of the Company, no such revision or amendment shall:

                  (a) increase the maximum number of Shares which may be subject to the Plan,

                  (b) materially increase the benefits accruing to option holders under the Plan,

                  (c) decrease the exercise price of options granted under the Plan,

                  (d) remove the administration of the Plan from the Committee, or

                  (e) permit the granting of options under the Plan after the end of the Term of the Plan.





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         9. Right to Terminate Director's Service. Nothing in this Plan or in the grant of any option hereunder shall in any way limit or effect the right of the Board of Directors or the Stockholders to remove any director or otherwise terminate his or her service as a director, pursuant to law or the Articles of Incorporation or Bylaws of the Company or a Subsidiary.

         10. Application of Funds. The proceeds received by the Company from the sale of Shares pursuant to options will be used for general corporate purposes.

         11. No Obligation to Exercise Option. The granting of an option shall impose no obligation upon the optionee or a Permitted Transferee to exercise such option.

         12. Construction. This Plan shall be construed under the laws of the State of Michigan, United States of America.














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